UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
March 27, 2008

IDEARC INC.
(Exact name of registrant as specified in its charter)

Delaware	1-32939	20-5095175
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2200 West Airfield Drive, P.O. Box 619810, DFW Airport, Texas 75261
(Address of Principal Executive Offices)
(972) 453-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.
     On March 27, 2008, Idearc Inc. (the “Company”) issued a press release announcing highlights from a presentation given by the Company’s acting chief financial officer at the Credit Suisse 2008 Global Leveraged Finance Conference in Scottsdale, Arizona, on that same date. In particular, the press release highlighted additional detail about the Company’s 2008 revenue guidance and the decision by the Company’s Board of Directors to eliminate the payment of dividends as part of the Company’s current capital allocation program and focus on improving the Company’s risk profile. The press release includes instructions to access an audio version of the presentation. The Company is furnishing its press release as Exhibit 99.1, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.
99.1	Idearc Inc. press release, dated March 27, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDEARC INC.
By:	/s/ William G. Mundy
	Name:	William G. Mundy
	Title:	Executive Vice President and General Counsel

Date: March 27, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Idearc Inc. press release, dated March 27, 2008

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